SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                                   PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date  of  Report  (Date  of  earliest  event  reported)     MARCH  9,  2004



                         AMALGAMATED TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            DELAWARE                      005-59583             65-0656268
     ---------------------         ------------------------     ----------
  (State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification  No.)



                1640 TERRACE WAY, WALNUT CREEK, CALIFORNIA 94596
               --------------------------------------------------
               (Address of principal executive offices)(Zip Code)



                                 (925) 930-0100
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



         --------------------------------------------------------------
         (Former Name or Former Address, If Changed since Last Report.)


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ITEM  4.     CHANGES  IN  THE  REGISTRANT'S  CERTIFYING  PUBLIC  ACCOUNTANT

     On March 8, 2004, the Board of Directors of Registrant were notified by Rogoff & Company, P.C., certified public accountants ("Rogoff") that Rogoff resigned as the Registrant's independent auditors as part of Rogoff's discontinuation of its SEC audit practice. Rogoff has served as the independent auditor of the Registrant from August 1, 2002 through March 9, 2004. On March 9, 2004, the Registrant's Board of Directors, voted to replace its independent accountant, Rogoff. Effective as of March 9, 2004, the Registrant's new independent accountant is Most & Company, LLP ("Most"). The Registrant authorized Rogoff to respond fully to any inquiries from Most and to make its work papers available to Most.

     The reports of Rogoff from August 1, 2002 through March 9, 2004, did not contain any adverse opinion, disclaimer or opinion, or qualification or modification as to the certainty, audit scope or accounting principles. From August 1, 2002 through March 9, 2004, there were no disagreements between the Registrant and Rogoff on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In addition, from August 1, 2002 through March 9, 2004, there were no "reportable events" within the meaning of Item 304 of the Securities and Exchange Commission's Regulation S-K.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND EXHIBITS.

     16 Letter from Rogoff & Company, P.C. regarding confirmation of our assertions on changes in Registrant's certifying accountants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMALGAMATED  TECHNOLOGIES,  INC.




Dated:  March  10,  2004               By:  /s/  David  Rector
                                            ---------------------------
                                            David  Rector
                                            Chief  Executive  Officer


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